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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                              __________________


                                   FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                      Date of Report:  December 28, 2000
              Date of Earliest Event Reported: December 21, 2000



                          T & W FINANCIAL CORPORATION
            (Exact name of registrant as specified in its charter)



                                  Washington
        (State or other jurisdiction of incorporation or organization)



            0-23013                                       91-1844249
    (Commission File Number)                (I.R.S. Employer Identification No.)



6416 Pacific Highway East, Tacoma, Washington               98424
(Address of principal executive offices)                 (Zip Code)


      Registrant's telephone number, including area code: (253) 922-5164

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ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          On December 21, 2000, the Honorable Judge Paul B. Snyder approved T&W Financial Corporation's Disclosure Statement associated with its plan of liquidation. The hearing on confirmation of the plan will be held in the Courtroom of the Bankruptcy Judge commencing on January 24, 2001, at 8:30 a.m. Pacific Standard Time, and continuing, if necessary, on January 25, 2001, at 8:30 a.m. Pacific Standard Time, and on continued dates if so ordered by the Court without further notice.

(Note: On or about November 9, 2000, the Honorable Samuel J. Steiner entered an order reassigning the bankruptcy cases of T&W Financial Corporation and its subsidiary T&W Financial Services Company L.L.C. to the Honorable Paul B. Snyder, Bankruptcy Judge for the United States District Court for the Western District of Washington at Tacoma, and reinstating the original case number 00-39007, under which the cases are consolidated for administrative purposes only.)

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

          A copy of the press release issued by the Registrant on December 28, 2000, reporting approval by the Honorable Paul B. Snyder of the Company's Disclosure Statement and related matters is filed as Exhibit 99.1 hereto.

          (c)    Exhibits.

          99.1.  Press Release, dated December 28, 2000.




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                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    T & W Financial Corporation
                                           (Registrant)


Date:  December 28, 2000            By:  /s/ Kenneth W. McCarthy
                                         ------------------------------
                                         Kenneth W. McCarthy, Secretary





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